Q3 2023 Results November 2, 2023 Exhibit 99.2

2 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and components and our ability to offset cost increases through negotiated price increases with our customers or other cost actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from the ongoing global conflicts and the related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in automotive, commercial, off- highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, including tariffs, affecting our products or our customers’ products; labor disruptions at our facilities or at any of our significant customers (including the current UAW strike impacting certain customers) or suppliers; the ability to refinance our existing revolving Credit Facility on a timely basis to its June 5, 2024 maturity; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; capital availability or costs, including changes in interest rates or market perceptions; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward- looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Overview of Q3 Achievements

- ✓ **Q3 results exceeded prior expectations - adjusted EPS of $0.10, an increase of $0.15 vs. Q2**
  - ✓ Continued strong gross margin performance (22.1%)
  - ✓ Continued adjusted operating margin and EBITDA margin expansion (+70 bps and +260 bps vs. Q2, respectively)
- ✓ Refining full-year 2023 guidance to reflect continued strong margin performance, partially offset by Q4 revenue headwinds and UAW strike
  - ✓ Midpoint adjusted EPS guidance reduced by ($0.05) to reflect ($0.05) of expected UAW-strike related headwind
- ✓ Launch of Smart 2 Tachograph during the quarter driving significant OEM and aftermarket opportunities in 2023 and beyond
- ✓ MirrorEye featured on the DOE Super Truck II innovation trucks for Navistar, Daimler Truck North America, Peterbilt and Volvo Trucks
- ✓ **Announcing full-year 2024 preliminary revenue guidance of 5%+ revenue growth vs. 2023 midpoint guidance**
  - ✓ 6.5% outperformance vs. weighted average end-markets

Q3 2023 Financial Performance and Q4 Guidance

	Reported	Adjusted	Q3 YTD Adjusted
Sales	$238.2 million	$237.2 million	$731.9 million
Gross Profit / ***Margin***	$52.5 million / *22.0%*	$52.5 million / *22.1%*	$156.4 million / *21.4%*
Operating Income / ***Margin***	$6.5 million / *2.7%*	$7.3 million / *3.1%*	$10.1 million / *1.4%*
Tax Expense	$2.3 million	$2.3 million	$3.5 million
EPS	$0.08	$0.10	$(0.20)
EBITDA / ***Margin***	-	$17.0 million / *7.2%*	*$32.5 million* / *4.4%*

2023 Adjusted Guidance*

2023 Guidance *Previous*	2023 Guidance *Updated*
$960.0 – **$990.0 million**	**$965.0 - $975.0 million**
20.5% - **21.25%**	**~21.5%**
1.5% - **2.25%**	**~2.0%**
$3.0 – 4.0 million	**$4.5 - $5.0 million**
($0.10) - $0.10	**($0.10) – $0.00**
$50.9 - $58.4 million / **5.3% - 5.9%**	***~5.0%***

**Full-year 2023 guidance is based on adjusted financial metrics*

3

4 Financial Summary Q3 operating margin improved by ~200 bps and EBITDA margin improved by ~380 bps vs. Q2 2023, excluding non-recurring retroactive price benefit in Q2 Q2 2023 vs. Q3 2023 Adjusted Sales Adjusted Gross Profit Adjusted Operating Income Adjusted EBITDA $’s in USD Millions Q3 Financial Highlights ▸ Adjusted sales declined vs. Q2 2023, due in part to seasonal production, as well as electric vehicle customer production volumes underperforming expectations and reduced demand in our commercial vehicle end- markets relative to prior expectations ▸ Q3 adjusted sales were impacted by unfavorable foreign currency translation of ~($1.3) million vs. Q2 ▸ The UAW strike had a de minimis impact to Q3 ▸ Excluding the one-time favorable impact of retroactive pricing of ~$3.3 million recognized in the second quarter applicable to prior periods: ▸ Adjusted operating margin increased by ~200 bps in Q3 vs. Q2, primarily due to significant step-down in D&D ▸ Adjusted EBITDA and EBITDA margin, increased by $9.3 million and 380 bps, respectively vs. Q2 +200 bps +380 bps $60.9 $57.6 $52.5 40 50 60 70 Q2 2023 Q2 2023 Ex. Retro Price Q3 2023 22.2% 22.1% 23.2% $6.2 $2.9 $7.3 0 5 10 Q2 2023 Q2 2023 Ex. Retro Price Q3 2023 2.4% 1.1% 3.1% $11.9 $8.6 $17.0 Q2 2023 Q2 2023 Ex. Retro Price Q3 2023 4.5% 3.3% 7.2% $262.4 $259.1 $237.2 200 220 240 260 280 300 Q2 2023 Q2 2023 Ex. Retro Price Q3 2023

UAW Strike Update

Stoneridge

UAW Strike Impact

- After six weeks of escalating negotiations and strikes, the United Auto Workers (UAW) have tentative agreements with all three domestic OEMs
  - First strikes effective September 15th, with several additional plant strikes announced
  - UAW announced tentative agreement with Ford on October 25th, Stellantis on October 29th and GM on October 30th
- Guidance assumes continued, but reduced expected impact in November as production ramps-up
- Guidance includes $4.0m in revenue and $1.1m in operating income impact to-date and additional ~$3.0m of revenue and ~$900k of operating income impact expected as production ramps back up – **total impact of $0.05 EPS in guidance**

Mitigating Actions

- We are focused on responding to strike impacts as appropriate with consideration for an efficient ramp-up
  - Labor realignment as strikes impacted certain production lines
  - Company-wide cost control to limit discretionary spending

UAW Strike Impact 2023

	Q3 Actual	Q4 Estimated Impact	Total 2023
Revenue	~($0.5) Million	~($6.5) Million	**($7.0) Million**
Operating Income	~($0.1) Million	~($1.9) Million	**($2.0) Million**

Revenue Exposure by Customer*



Ford 12%
GM 9%
Stellantis 7%
Mack 1%
All Others 71%

UAW strike and residual impact created volatility in Q4 production forecasts
Continue to focus on mitigating actions and careful cost control to limit total impact

**Estimated adjusted revenue exposure based on year-to-date 2023 adjusted revenue for both direct to OEM and through all tier suppliers*

5

New Program Launch – Smart 2 Tachograph


INNOVATION TRUCK

Smart 2 Tachograph Program Launch

- Launched our next generation smart tachograph (Smart 2 Tachograph) in Europe in Q3 2023
- Designed to meet the EU Mobility Package Standards
  - Required in both OEM applications as well as aftermarket / retrofit applications
    - Required to be on newly registered CV above 3.5T that are engaged in international road transport by end of 2023
    - Incremental regulations requiring adoption on various vehicle types come online in Europe driving continued growth
- Market primarily served by Stoneridge and one competitor with regulatory barriers to entry for others
- **Estimating revenue of ~$20 million in 2023 and $60 million+ in 2024 related to Smart 2 tachograph for both OEM and aftermarket opportunities**

Smart 2 Tachograph program launched in Europe in Q3 to meet regulatory requirements

Expecting ~$20 million in sales in 2023 and $60 million+ in 2024 in both OEM and Aftermarket

6

MirrorEye Continues to Lead the CMS Market

MirrorEye North America

- In 2016, the Department of Energy (DOE) launched the SuperTruck II program with four OEMs with a goal of achieving a 120% increase in freight efficiency
- All four SuperTruck II teams installed MirrorEye on their trucks to increase freight efficiency and improve driver visibility
- MirrorEye launched with Kenworth in North American applications in Q2 2023
    - MirrorEye expected to launch with Peterbilt soon
    - Two additional North American OEMs launching in 2025



Daimler Truck North America


ENERGY

Navistar, Inc.



Cummins, Inc. – Peterbilt



Volvo Technology of America

MirrorEye continues to ramp-up and gain momentum in North America – incremental OEM launches in 2024 and 2025

7

8 Summary Summary  Remain focused on operational excellence and material cost reductions driving continued strong margin performance in Q3 and sequential improvement over Q2 Operating Margin +70 bps vs. Q2 EBITDA Margin +260 bps vs. Q2  Launched the Smart 2 Tachograph in Europe which is expected to drive significant growth through both OEM and aftermarket sales to meet regulatory requirements  MirrorEye continues to expand in North America. Announced partnerships with DOE SuperTruck II programs – OEMs utilizing MirrorEye to meet freight efficiency goals through improved fuel economy Forward Outlook  Expecting revenue growth and continued EPS expansion in Q4 despite potential for revenue headwinds including UAW strike impact 2023 Full-Year guidance adjusted to reflect ($0.05) of expected impact from UAW strike  Preliminary 2024 guidance of 5%+ revenue growth (6.5%+ outperformance vs. our weighted average underlying end markets) New program launches and ramp-up of existing programs expected to drive outperformance vs. underlying markets Driving shareholder value by executing on our long-term strategy, driving growth and focusing on operational excellence

9 Financial Update

3rd Quarter 2023 Financial Summary

Stoneridge

3rd Quarter 2023 Financial Results

- **Adjusted sales of $237.2 million**
  - Control Devices sales of $90.1 million
  - Electronics adjusted sales of $142.4 million
  - Stoneridge Brazil sales of $14.2 million
- **Adjusted operating income of $7.3 million (3.1% adjusted operating margin), an increase of ~70 bps over Q2 2023**
  - Control Devices adjusted operating income of $5.6 million (6.2% adjusted operating margin), an increase of ~40 bps over Q2 2023
  - Electronics adjusted operating income of $8.7 million (6.1% adjusted operating margin), an increase of ~80 bps over Q2 2023
  - Stoneridge Brazil adjusted operating income of $0.8 million (5.6% adjusted operating margin)

2023 Q3 and YTD Financial Results

	Q3 Reported	Q3 Adjusted	Q3 YTD Adjusted
Sales	$238.2 million	$237.2 million	$731.9 million
Gross Profit *Margin*	$52.5 million *22.0%*	$52.5 million *22.1%*	$156.4 million *21.4%*
Operating Income *Margin*	$6.5 million *2.7%*	$7.3 million *3.1%*	$10.1 million *1.4%*
Tax Expense	$2.3 million	$2.3 million	$3.5 million
EPS	$0.08	$0.10	$(0.20)
EBITDA *Margin*	-	$17.0 million 7.2%	*$32.5 million* 4.4%

2023 Q4 and Full-Year Guidance*

2023 Guidance *Updated*	Implied Q4 2023 Guidance*
$965.0 - $975.0 million	**~$238.0 million**
~21.5%	**~22.0%**
~2.0%	**~3.9%**
$4.5 - $5.0 million	**~$0.9 – $1.4 million**
($0.10) – $0.00	**$0.10 - $0.20**
~5.0%	*~6.8%*

**2023 guidance is based on adjusted financial metrics*

10

Q3 2023 Performance Drivers

Stoneridge

Q3 Operating Performance				Q3 Non-Operating Impact	
↓ **Production Volumes** ~($0.02)	↑ **Material Cost Improvement and Operating Performance** ~$0.11	↓ **Distressed Supplier Costs** ~($0.02)	↔ **SG&A and D&D Costs**	↑ **Non-operating FX** ~$0.05	↓ **Incremental Tax** ~($0.04)
~Net Operating Impact of ~$0.07				**Non-Operating Impact of ~$0.01**	

Q3 Operating Performance

- Reduced sales versus prior expectations primarily due to slower than expected ramp-up for certain electrified vehicle platforms in our passenger car markets and reduced demand in our commercial vehicle end-markets
- Strong gross margin primarily due to continued material cost improvements and favorable operating performance
- Additional costs incurred during the quarter related to a specific distressed supplier of approximately ($0.02)
- As expected, D&D expenses reduced vs. Q2 as program launch related costs continued to decline

Q3 Non-operating Impact

- Favorable FX primarily related to the non-operating impact of foreign currency adjustments on intercompany loan balances
- Incremental tax expense vs. prior expectations primarily due to the change in jurisdictional mix of pre-tax earnings

Operational performance and continued focus on cost management resulted in Q3 outperformance vs. prior expectations despite lower production volumes and distressed supplier related costs

11

12 Control Devices Financial Performance Continue to focus on actions to reduce material costs and improve operational excellence in 2024 Control Devices Q4 2023 and 2024 Expectations ▸ Expecting slightly lower sales in Q4 vs. Q3 primarily due to the UAW strike impact on US OEM production volumes ▸ Focus on driving manufacturing performance efficiency and cost control to mitigate production volatility as a result of UAW strikes ▸ Continue to focus on actions to reduce material costs and improve operational excellence in 2024 ▸ Continue to invest in and grow current capabilities targeted to drivetrain agnostic applications and technologies and system-based solutions Q2 2023 vs. Q3 2023 Sales Adjusted Operating Income $’s in USD Millions Control Devices Q3 Summary Sales declined by 3.2% vs. Q2 2023 Lower sales in the North America passenger car end market primarily due to slower than expected ramp-up of certain electrified vehicle programs partially offset by higher sales in China Adjusted operating income improved by ~40 basis points vs. Q2 2023 Primarily due to reduced labor costs relative to prior quarter, partially offset by the one-time impact of distressed supplier-related expenses of ~$0.7 million Stable SG&A and D&D spend as a result of continued cost control $5.5 $5.6 5.9% 6.2% 5.3 5.4 5.5 5.6 Q2 2023 Q3 2023 $93.1 $90.1 $78.0 $83.0 $88.0 $93.0 $98.0 Q2 2023 Q3 2023 ~+40 bps

Electronics Financial Performance

$'s in USD Millions

Q2 2023 vs. Q3 2023

Adjusted Sales

Adjusted Operating Income



$163.9
$160.6
$142.4
Q2 2023
Q2 2023 Ex. Retro Price
Q3 2023
$8.8
5.4%
$5.5
3.4%
$8.7
6.1%
Q2 2023
Q2 2023 Ex. Retro Price
Q3 2023
~+270 bps

Electronics Q3 Summary

- Adjusted sales declined by 11.3% vs. Q2 2023, excluding one-time favorable impact of retroactive pricing of $3.3 million in Q2 related to prior periods
  - Due in part to expected production seasonality, as well as reduced demand in our on- and off-highway commercial vehicle end markets
- Q3 adjusted operating margin improved by ~270 bps vs. Q2 2023, excluding the one-time favorable impact of retroactive pricing in Q2 related to prior periods
  - Primarily driven by the significant step-down in D&D costs relative to Q2 and lower SG&A costs

Electronics Q4 2023 and 2024 Expectations

- Expecting revenue growth in Q4 due to ramp-up of recently launched programs including the Smart 2 Tachograph program
- Expecting margin expansion in Q4, primarily driven by lower D&D costs as a result of the timing of customer reimbursements
- Expecting significant revenue growth in 2024 as a result of continued ramp-up and expansion of recently launched MirrorEye and Smart 2 tachograph programs and new MirrorEye launches

Expecting significant year-over-year growth in 2024

13

14 Stoneridge Brazil Financial Performance Expecting relatively stable performance despite continued macroeconomic challenges Focus remains on continuing to expand to support global Electronics business Stoneridge Brazil Q4 2023 and 2024 Expectations Expecting relative stability despite continued challenging overall macroeconomic conditions for the remainder of 2023 and into 2024 Focus remains on utilizing engineering resources to support global Electronics business Stoneridge Brazil Q3 Summary Q3 sales declined by $0.7 million vs. Q2 2023 Primarily due to lower OEM sales partially offset by higher sales in aftermarket products during the quarter Operating income remained relatively flat vs. Q2 2023 $’s in USD Millions Q2 2023 vs. Q3 2023 Sales Operating Income $’s in USD Millions $14.9 $14.2 Q2 2023 Q3 2023 $0.9 $0.8 6.0% 5.6% Q2 2023 Q3 2023

2023 Adjusted EPS Guidance (Updated)

Stoneridge

Drivers of Updated 2023 Full-Year Adjusted EPS Guidance



($0.10) - $0.10
$0.08
$(0.07)
$(0.01)
$(0.00)
$(0.05)
($0.10) - $0.00
Previous 2023 Adjusted EPS Guidance
Q3 Outperformance
Q4 Production Volume Reduction (Ex. UAW Impact)
Q4 Incremental Tax
2023 Adjusted Guidance Midpoint (Ex. UAW Impact)
Q4 UAW Impact
2023 Full-Year Adjusted EPS Updated

Updated 2023 Guidance Drivers

- Q3 adjusted EPS of $0.10 outperformed previous expectations by ~$0.08
- Expecting reduced revenue in Q4 (ex. UAW impact) vs. prior expectations primarily due to lower production volumes for certain electrified vehicle programs and reduced demand in our on- and off-highway commercial vehicle end-markets
- Expecting incremental tax expense in Q4 vs. prior expectations primarily due to the change in jurisdictional mix of pre-tax earnings
- **Excluding impact of the UAW strike, adjusted midpoint guidance approximately in-line with prior expectations**
- UAW strike expected to impact 2023 results by ~$0.05

Full-year adjusted EPS guidance, excluding UAW strike impact, inline with prior guidance
Updated guidance refined to reflect ($0.05) expected impact of UAW strike

15

2024 Preliminary Revenue Guidance

2024 Preliminary Revenue Guidance



$'s in USD Millions
Weighted Avg End Markets Expected to Decline by ~1.5%
5%+ Revenue Growth
$970
($15)
$30
$30
2023 Adj. Revenue Guidance Midpoint
Weighted Average End Market Forecast*
Smart 2 Tachograph
MirrorEye OEM Programs
Other, net
2024 Preliminary Revenue Guidance

- **Expecting continued strong revenue growth in 2024 (5%+ revenue growth)**
- **Based on current production forecasts, our weighted average underlying end markets are expected to decline by 1.5% in 2024 vs. 2023**
- **Programs launches and ramp-up of recently launched programs expected to generate significantly above-market (6.5%+) revenue growth**
  - Second OEM MirrorEye program launching in Europe in 1st half 2024
  - Expecting continued ramp-up of Kenworth OEM MirrorEye program launched in 2023 and Peterbilt program to be launched shortly
  - Smart 2 Tachograph growth driven by both the OE and aftermarket end-markets

Expecting continued strong revenue growth in 2024 (5%+ revenue growth)

Preliminary 2024 revenue guidance implies market outperformance of 6.5%+ driven by program launches and ramp-ups

*Based on IHS production forecasts for October 2023 (LVP) and Q3 2023 IHS (MHCV)

16

17 Summary 2023 Q3 Summary ▸ Control Devices – Continued operating performance improvement primarily due to lower direct labor costs and focused operational cost control ▸ Electronics – Strong margin expansion primarily due to material cost improvement and significant step down in D&D costs ▸ Stoneridge Brazil – Stable performance. Focus remains on supporting global engineering initiatives and growth in OEM business to support global customers locally. 2023 Outlook and Preliminary 2024 Guidance ▸ Guidance implies continued earnings growth in Q4 with relatively stable sales ▸ Excluding expected impact of UAW strike, 2023 full-year adjusted EPS guidance inline with previously provided guidance ▸ Expecting UAW strike to impact 4Q by approximately $0.05 EPS – updating full-year adjusted EPS guidance to midpoint of ($0.05) to reflect UAW strike impact ▸ Preliminary full-year 2024 revenue guidance of 5%+ growth • Preliminary 2024 revenue guidance implies 6.5%+ underlying end-market outperformance Continued strong sales growth, margin expansion and focus on operational excellence providing foundation for long-term shareholder value creation

18 Appendix

19 Income Statement CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS Nine months ended September 30, Three months ended September 30, 2022202320222023(in thousands, except per share data) $ 668,751$ 746,303$ 226,757$ 238,164Net sales Costs and expenses: 539,304590,538177,317185,689Cost of goods sold 83,78191,46527,44428,111Selling, general and administrative 48,71557,48616,13317,852Design and development (3,049)6,8145,8636,512Operating income (loss) 4,8489,1791,8453,313Interest expense, net 424641(34)141Equity in loss (earnings) of investee 3,0672,1522,332(1,383)Other (income) expense, net (11,388)(5,158)1,7204,441Income (loss) before income taxes 2,8953,0499892,270Provision for income taxes $ (14,283)$ (8,207)$ 731$ 2,171Net income (loss) Income (loss) per share: $ (0.52)$ (0.30)$ 0.03$ 0.08Basic $ (0.52)$ (0.30)$ 0.03$ 0.08Diluted Weighted-average shares outstanding: 27,25027,42827,28127,484Basic 27,25027,42827,52427,734Diluted

20 Balance Sheet

21 Statement of Cash Flows

22 Statement of Cash Flows (Cont.)

23 Segment Financial Information NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (in thousands, except per share data, unless otherwise stated) (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. (B) These amounts represent depreciation and amortization on property, plant and equipment and certain intangible assets. (C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries.

24 Reconciliations to US GAAP

25 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non- GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

26 Reconciliations to US GAAP Reconciliation of Q3 2023 Adjusted EPS Q3 2023 EPSQ3 2023(USD in millions, except EPS) $ 0.08$ 2.2Net Income 0.041.0Add: After-Tax Business Realignment Costs (0.01)(0.3)Add: After-Tax Brazilian Indirect Tax Credits, Net $ 0.10$ 2.9Adjusted Net Income Reconciliation of Q3 2023 YTD Adjusted EPS Q3 YTD 2023 EPSQ3 YTD 2023(USD in millions, except EPS) $ (0.30)$ (8.2)Net Loss 0.133.6Add: After-Tax Business Realignment Costs (0.01)(0.3)Add: After-Tax Brazilian Indirect Tax Credits, Net —0.1Add: After-Tax Environmental Remediation Costs (0.02)(0.6)Less: After-Tax Gain on Disposal of Fixed Assets $ (0.20)$ (5.5)Adjusted Net Loss

27 Reconciliations to US GAAP Reconciliation of Adjusted Gross Profit Q3 YTD 2023Q3 2023Q2 2023Q1 2023(USD in millions) $ 155.8$ 52.5$ 60.5$ 42.8Gross Profit 0.7—0.50.2Add: Pre-Tax Business Realignment Costs $ 156.4$ 52.5$ 60.9$ 43.0Adjusted Gross Profit Reconciliation of Adjusted Operating Income (Loss) Q3 YTD 2023Q3 2023Q2 2023Q1 2023(USD in millions) $ 6.8$ 6.5$ 4.3$ (4.0)Operating Income (Loss) 4.41.21.91.3Add: Pre-Tax Business Realignment Costs (0.8)——(0.8)Less: Pre-Tax Gain on Disposal of Fixed Assets 0.1——0.1Add: Pre-Tax Environmental Remediation Costs (0.5)(0.5)——Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 10.1$ 7.3$ 6.2$ (3.4)Adjusted Operating Income (Loss)

28 Reconciliations to US GAAP Reconciliation of Adjusted EBITDA Q3 YTD 2023Q3 2023Q2 2023Q1 2023Q4 2022(USD in millions) $ (5.2)$ 4.4$ (1.5)$ (8.1)$ 0.7Income (Loss) Before Tax 9.23.33.12.72.2Interest expense, net 25.28.58.48.38.2Depreciation and amortization $ 29.2$ 16.2$ 10.0$ 3.0$ 11.1EBITDA 4.41.21.91.3—Add: Pre-Tax Business Realignment Costs (0.8)——(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.1——0.1—Add: Pre-Tax Environmental Remediation Costs (0.5)(0.5)———Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 32.5$ 17.0$ 11.9$ 3.6$ 11.1Adjusted EBITDA

29 Reconciliations to US GAAP Reconciliation of Adjusted Tax Rate Tax RateQ3 2023(USD in millions) $ 4.4Income Before Tax 1.2Add: Pre-Tax Business Realignment Costs (0.5)Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 5.2Adjusted Income Before Tax 51.1%2.3Income Tax Expense -Add: Tax Impact from Pre-Tax Adjustments 44.8%$ 2.3Adjusted Income Tax Expense Reconciliation of Adjusted Tax Rate Q3 YTD 2023 Tax RateQ3 YTD 2023(USD in millions) $ (5.2)Loss Before Tax 4.4Add: Pre-Tax Business Realignment Costs (0.5)Add: Pre-Tax Brazilian Indirect Tax Credits, Net 0.1Add: Pre-Tax Environmental Remediations Costs (0.8)Less: Pre-Tax Gain on Disposal of Fixed Assets $ (1.9)Adjusted Loss Before Tax (59.1)%3.0Income Tax Expense 0.5Add: Tax Impact from Pre-Tax Adjustments nm$ 3.5Adjusted Income Tax Expense

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Adjusted Operating Income

(USD in millions)	Q1 2023	Q2 2023	Q3 2023	Q3 YTD 2023
Control Devices Operating Income	**$ 2.1**	**$ 5.1**	**$ 5.5**	**$ 12.6**
Less: Pre-Tax Gain on Disposal of Fixed Assets	(0.8)	—	—	(0.8)
Add: Pre-Tax Environmental Remediation Costs	0.1	—	—	0.1
Add: Pre-Tax Business Realignment Costs	—	0.4	0.1	0.5
Control Devices Adjusted Operating Income	**$ 1.4**	**$ 5.5**	**$ 5.6**	**$ 12.5**

Reconciliation of Electronics Adjusted Operating Income

(USD in millions)	Q1 2023	Q2 2023	Q3 2023	Q3 YTD 2023
Electronics Operating Income	**$ 1.4**	**$ 7.4**	**$ 7.6**	**$ 16.5**
Add: Pre-Tax Business Realignment Costs	0.3	1.3	1.1	2.7
Electronics Adjusted Operating Income	**$ 1.7**	**$ 8.8**	**$ 8.7**	**$ 19.2**

Reconciliation of Stoneridge Brazil Adjusted Operating Income

(USD in millions)	Q1 2023	Q2 2023	Q3 2023	Q3 YTD 2023
Stoneridge Brazil Operating Income	**$ 1.3**	**$ 0.9**	**$ 1.2**	**$ 3.5**
Add: Pre-Tax Brazilian Indirect Tax Credits, Net	—	—	(0.5)	(0.5)
Stoneridge Brazil Adjusted Operating Income	**$ 1.3**	**$ 0.9**	**$ 0.8**	**$ 3.0**

30

31 Reconciliations to US GAAP Reconciliation of Adjusted Sales Q3 YTD 2023Q3 2023Q2 2023Q1 2023(USD in millions) $ 746.3$ 238.2$ 266.8$ 241.3Sales (14.4)(0.9)(4.4)(9.1)Less: Sales from Spot Purchases Recoveries $ 731.9$ 237.2$ 262.4$ 232.2Adjusted Sales Reconciliation of Electronics Adjusted Sales Q3 YTD 2023Q3 2023Q2 2023Q1 2023(USD in millions) $ 461.2$ 143.3$ 168.3$ 149.6Electronics Sales (14.4)(0.9)(4.4)(9.1)Less: Sales from Spot Purchases Recoveries $ 446.8$ 142.4$ 163.9$ 140.5Electronics Adjusted Sales